     As filed with the Securities and Exchange Commission on April 14, 1999
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report: (Date of earliest event reported): April 14, 1999

                          AMERICAN CLASSIC VOYAGES CO.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                   0-9264                             31-030330
        (Commission File Number)         (IRS Employer Identification Number)




    Two North Riverside Plaza, Suite 200
             Chicago, Illinois                               60606
    (Address of Principal Executive Offices)              (Zip Code)

                                 (312) 258-1890
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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



ITEM 5.    Other Events

                    On April 8, 1999, we received a commitment from the Maritime Administration of the U.S. Department of
           Transportation for up to $1.1 billion in financing guarantees. Please see our press release issued April 12, 1999, which is attached hereto as an exhibit.




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Item 7.   Financial Statements and Exhibits.

          Exhibit
          Number           Exhibit
          ------           -------

            99         American Classic Voyages Co. Press Release, issued
                       April 12, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN CLASSIC VOYAGES CO.


Date: April 14, 1999         By: /s/ Randall L. Talcott
                                 ----------------------------------
                                 Randall L. Talcott, Vice President - Finance
                                 and Treasurer